UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 7, 2014

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, Genworth Financial, Inc. (“Genworth Financial”) plans to pursue a possible sale of up to 40% of its Australian mortgage insurance business through an initial public offering (the “Offer”) of ordinary shares (“Shares”) by Genworth Mortgage Insurance Australia Limited (“Genworth Australia”). The Offer is a strategic priority for 2014, and Genworth Financial currently is seeking to complete the Offer in the first half of 2014, but execution is subject to market conditions, valuation considerations, including business performance, and regulatory considerations, among other factors.

Although Genworth Financial has not made any final decision as to whether to pursue the Offer at this time, consistent with customary practice in Australia, certain institutional investor education activities are being commenced ahead of a possible Offer. In connection with these activities, and consistent with customary practice in Australia, information about Genworth Australia (including forecast financial information for the year ended December 31, 2014) and the possible Offer is being made available to certain potential investors and others involved in the Offer, and certain of this information about Genworth Australia is included in Exhibit 99.1 to this Current Report and it is incorporated by reference herein. Exhibit 99.1 also includes certain information with respect to the anticipated 2014 net operating income under U.S. generally accepted accounting principles (“U.S. GAAP”) for Genworth Financial’s Global Mortgage Insurance Division and Genworth Australia and it is incorporated by reference herein.

This Current Report is not intended for circulation or distribution into Australia and does not constitute a prospectus or an offer to sell, or a solicitation of an offer to buy, any Shares in Australia, the United States or any other jurisdiction. If Genworth Financial decides to proceed with an Offer, a prospectus will be filed with the Australian Securities and Investments Commission and made available to eligible investors. Eligible investors in Australia and New Zealand who wish to apply to acquire Shares will need to complete an application form that will be in or will accompany the prospectus for the Offer. The Shares referred to in this Current Report have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

*        *        *

The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following is furnished as an exhibit to this report:

Number	Description

99.1	Disclosed information with respect to Genworth Australia and other matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2014

GENWORTH FINANCIAL, INC.

By:	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Disclosed information with respect to Genworth Australia and other matters.

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